UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 6, 2006

THE DEWEY ELECTRONICS CORPORATION.
(Exact name of registrant as specified in its charter)


New York
(State or other jurisdiction of incorporation)

0-2892
(Commission File Number)

13-1803974
(I.R.S. Employer  Identification Number)


27 Muller Road
Oakland, New Jersey
(address of principal executive offices)
07436
(Zip Code)


Registrant's telephone number, including area code: (201) 337-4700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__Written communications pursuant to Rule 425 under the Securities Act
__Soliciting material pursuant to Rule 14a-12 under the Exchange Act
__Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
__Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


(d) As previously reported in a Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC"), on September 14, 2006 Ronald Tassello joined the Board of Directors of The Dewey Electronics Corporation (the "Company") and at that time was not named to any of the Board's committees. On December 6, 2006, the Board of Directors (i) named Mr. Tassello to the Board's compensation committee, (ii) appointed Mr. Tassello as the chair of the Board's newly-formed audit committee (whose other members are LTG. James M. Link (USA Retired) and John B. Rhodes) and (ii) determined that Mr. Tassello is the Company's "audit committee financial expert" (as that term is defined by SEC rules).

Item 9.01.  Exhibits

99.1    Press Release of the Company dated December 11, 2006.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE DEWEY ELECTRONICS CORPORATION

Date: December 12, 2006              /s/ John H. D. Dewey
                                         John H. D. Dewey
                                         President and
                                            Chief Executive Officer






INDEX TO EXHIBITS


Exhibit Number			Description

99.1	Press Release of The Dewey Electronics Corporation
Dated December 11, 2006